EXHIBIT 99.1
Company Perspective and Overview OGIS; Small Cap Oil and Gas IPAA / Investment Symposium Boca Raton, Florida - February 8, 2007

Forward Looking Statements The statements contained in this presentation that are not historical are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), including statements, without limitation, regarding our expectations, beliefs, intentions or strategies regarding the future. Such forward-looking statements relate to, among other things: (1) expected revenue and earnings growth; (2) estimates regarding the size of pre-drill reserve potential; (3) estimates regarding the size of post-drill reserve potential; (4) regulation of the Company’s industries and markets, (5) the Company's acquisition of the 50% interest in the wells and acreage located in the Williston Basin in North Dakota; (6) the expected production and revenue from the Williston properties; and (7) estimates regarding the increase in reserve potentialof the Williston properties. These statements are qualified by important factors that could cause the Company’s actual results to differ materially from those reflected by the forward-looking statements. Such factors include but are not limited to: (1) the Company’s ability to locate and acquire suitable interests in oil and gas properties on terms acceptable to the Company, (2) the Company’s ability to obtain working capital as and when needed , (3) the Company's ability to acquire the $60 million of financing required to acquire the Williston Basin properties; (4) the Company's ability to negotiate and execute mutually agreeable definitive agreements for its acquisition of the Williston Basin properties; (5) positive confirmation of the reserves, production and operating expenses associated with its various properties, including the Williston Basin properties and (6) the risks and factors described from time to time in the Company’s reports and registration statements filed with the Securities and Exchange Commission, including but not limited to the Company’s Pre-Effective Amendment No.2 to its Registration Statement on Form SB-2 Form filed on July 14, 2006. The Company cautions readers not to place undue reliance on any forward-looking statements. The Company does not undertake, and specifically disclaims any obligation, to update or revise such statements to reflect new circumstances or unanticipated events as they occur.

Why Consider PRC as an Investment? 1. PRC is small but growing rapidly 2. Management is experienced and driven to succeed 3. “Big oil” type diversity with small company type focus 4. Exploratory drilling is finding reserves onshore and GOM 5. Prospect portfolio is diversified to help reduce overall risk 6. Portfolio if large enough to ensure long-term development

Capital Structure Shares Outstanding: 19.7 million Warrants: 7.7 million Preferred Stock: None Debt: None AMEX Symbol: “PRC” Daily Volume: 10,906 shares Market Cap*: $60.0 million * As of January 30, 2007

Consolidated Balance Sheets As of September 30, 2006 Sep 30, 2006 (Unaudited) Dec 31, 2005 Cash $6,874,868 $3,417,510 Other current assets 66,929 - 0 - Total Current Assets 6,941,797 3,417,510 Oil and gas properties 4,127,598 1,488,505 Accumulated DD&A (50,922) (212) Net oil and gas properties 4,076,676 1,488,293 Partnership investment 959,904 - 0 - Total Assets 11,978,377 4,905,803 Current liabilities 106,229 111,264 Other liabilities 25,032 10,337 Total Liabilities 131,261 121,601 Debt - 0 - - 0 - Stockholders’ Equity 11,847,116 4,784,202 Total Liabilities and Shareholders’ Equity $11,978,377 $4,905,803

Company Growth and Milestones Corporate Milestones 1) 07/2005 Started PRC 2) 11/2005 $5.3 MM PIPE 3) 02/2006 $8.7 MM PIPE 1,200 mcf/d 300 bbls/d Estimated Q1 ** 4) 05/2006 Board Seated 5) 08/2006 AMEX Listing E l ti Mil t 50 mcf/d * Exploration Milestones 1) 7 of 9 Gulf of Mexico 2) 4 of 4 Canyon Sand 3) New Albany Shale 4) James Lime Discovery 5) Willi t B i P di 15 mcf/d * Williston Basin Pending 2005 2006 2007 * Represents historical production ** Represents estimated production in the first quarter of 2007 assuming, among other things, the acquisition of Williston Basin properties and connection of offshore wells.

Goals, Strategy and Business Model PRC’s Goals: - Find oil and gas reserves for less than $2.00/mcf and $12/bbl PRC’s Strategy: - Strategic - Maximize growth of reserves and resulting valuation for shareholders alliances with highly qualified operating partners - Production and reserves growth through drilling of under-exploited plays - Control overhead costs by minimizing staff and limiting extraneous costs PRC’s Business Model Works: - Ability to attract necessary capital - Assembled comprehensive portfolio of prospects; onshore and offshore - Drilling is showing success and confirming long-term growth potential

PRC’s Business Model Non-operator Business Model: • PRC acquires ready-to-drill prospects and leasehold opportunities • PRC screens industry for uniquely qualified operators to drill with • PRC does not contend with drilling or day-to-day well operations Advantages of Our Model: • Allows leverage of “area-specific” expertise of qualified operators • Business easily scaled up by taking larger working interest positions • Better allocation of capital: More to drilling; less to overhead • Better allocation of time: More on business development; less on administration of a large staff

Management and Board of Directors Strong Management Team and Board of Directors: Over 200 years of diverse experience in exploration and energy related fields Wayne P. Hall - CEO, Chairman of the Board - 25 years exploration industry experience - Co-founder and President, Hall-Houston Oil Company (1983) - Drilled 300+ exploratory wells in Gulf of Mexico - Success rate better than 81% - Discovered 2.2 Tcf natural gas reserves Donald L. Kirkendall - President - 26 years exploration and energy industry experience - Co-founded and managed successful natural gas marketing company - Co-founded independent exploration company drilling 100+ wells (Texas Gulf Coast and southern Texas)

Key Operators

"Williston Basin Group" (Pending)

- North Dakota Specialists
- 25 + Years Experience
- Self Sufficient with Rigs
- Operates 15 Oil Fields

Hall-Houston Exploration (Houston)

- Offshore Experts; 25+ years
- Success Rate > 81%
- 2.2 Tcf Gas Discovered
- Great Prospect Base

Approach Resources, Inc. (Fort Worth)

- "Tight Rock" Experts
- NE Ozona Field - TX
- New Albany Shale - KY
- Success Rate; 95% +

PRC

PRC’s Prospect Portfolio • Geologically diversified; more than 200,000 gross acres • Diversification of prospects in 5 states and Gulf of Mexico • Portfolio is good mix of low risk prospects with higher potential wells • Prospect areas are large enough for future development

PRC’s Prospect PortfoliPRC’s Portfolio [Approximately 200,000 Gross Acres] Williston Uinta Basin Illinois Basin (Proposed Acquisition) Basin New Albany Shale Palo Duro Basin James Lime Prospects Gulf of Mexico South Texas Permian Basin

PRC’s Drilling ActiviPRC’s Activity Uinta Basin (Undrilled) Williston Basin (Proposed Acquisition 150+ Producing Wells) New Albany Shale 1/1 Palo Duro Basin (Undrilled) James Lime Prospects 1/1 South Texas 6/12 Permian Basin 4/4 Gulf of Mexico 7/9

Illinois Basin - New Albany Shale - Kentucky Acreage: 72,000 acres PRC Interest: 10% y y Primary Objective: New Albany Shale (Gas) Secondary Objective: Multiple Gas Potential 100%: 720 Bcf (Un-Risked) Gas Net PRC: 54 Bcf (Un-Risked) Potential Wells: 1200 “In Ground” Value $135 Million* 2007 Plan: 50 - 100 Wells “In Ground” Value* = Net Un-Risked x $ 2.50/mcf Gas - Large prospect area; 72,000 acres - Shallow, inexpensive wells; < 3,000’ - Shale 250’ to 300’ thick - Initial results look very encouraging - Pipeline access; acreage spans two major interstate pipelines. ANR and Texas Gas Transmission

Texas Gas Transmission Drilled ANR Pipeline Drilling or Proposed

Permian Basin – "Ozona Field"
Crockett County, Texas


TEXAS
Google

Acreage:	18,000 acres
PRC Interest:	10%
Primary Objective:	Canyon Sands (Gas)
Secondary Objective:	Ellenberger (Oil)
Gas Potential 100%:	315 Bcf (Un-Risked)
Gas Net PRC:	23.6 Bcf (Un-Risked)
Oil Potential:	5,000 Mbbls
Oil Net:	375 Mbbls
Potential Wells:	450
"In Ground" Value	$54.8 Million*
2007 Plan:	20 Wells

"In Ground" Value* = Net Un-Risked x $ 2.50/mcf Gas
"In Ground" Value* = Net Un-Risked x $ 15.00/Bbl Oil

- Approach Resources, Inc. Operator
- Analog field; 200 (+) wells producing
- 10 to 20 wells possible 2007; 8 currently planned
- Four wells drilled with four completions
- Ellenberger and Canyon Sand are productive

Gulf of Mexico - Shallow Water
Texas and Louisiana


Louisiana
Houston
tonio
Image © 2007 NASA
Image © 2007 TerraMetrics
© 2007 Europa Technologies

Acreage:	65,000 (+) acres
PRC Interest:	5.3% of HHE position
Primary Objective:	Varies by prospect
Secondary Objective: targets	Most have multiple
Gas Potential:	5 – 50 Bcf / prospect
Gas Net PRC:	4 Bcf
"In Ground" Value	$10 million
2007 Plan:	6 - 10 wells

In Ground" Value* = Net Un-Risked x $ 2.50/mcf Gas

Discoveries: 7 of 9 Prospects Drilled

- Matagorda 562L
- Matagorda 560L
- Galveston 278L "Attic"
- East Cameron 359 (2 wells; drilling 3rd currently)
- Galveston 310L
- Galveston 278L "Rutherford"

A Diversified Exploration and Production Company

Uinta Basin - S. San Arroyo Prospect - Utah Acreage: 20,300 acres Interest: 100% y p UTAH Primary Objective: Dakota Sands Secondary Objectives: Cedar Mtn. Entrada Gas Potential: 50 Bcfe (Un-Risked) Gas Net: 10 Bcfe COLORADO et 0 c e Potential Wells: 85 “In Ground” Value $25 Million* NEW MEXICO 2007 Plan: No Activity “In Ground” Value* = Net Un-Risked x $ 2.50/mcf Gas - Situated between San Arroyo Field (350 bcf) and Cisco Field (40 bcf) - Shallow objectives with multiple prospective horizons - Both oil and gas have been produced in the immediate area providing good offset locations - 9 years left on federal leases - PRC to find an operating partner to drill -

Palo Duro Basin – Floyd & Motley Counties, Texas


COLORADO
KANSAS
OKLAHOMA
New
Mexico
TEXAS
Google

Acreage:	33,000 acres
PRC Interest:	12.5% - 25% (varies)
Primary Objective:	Atokan Bend Shale
Secondary Objectives:	Wolfcamp and Clearfork
Gas Potential 100%:	150 Bcf (Un-Risked)
Gas Net PRC:	30 Bcf (Un-Risked)
Oil Potential:	None given
Oil Net:	None given
Potential Wells:	150
"In Ground" Value	$75 Million*

"In Ground" Value* = Net Un-Risked x $ 2.50/mcf Gas

- ***<u>McIntosh #1: air drilled by Petroglobe, Inc. may be first successful completion in Atokan Bend Shale</u>***
- Atokan Bend Shale found between 8,000' and 11,000' ; substantial reserve potential.
- RC has recovered all its costs and enjoys a carried interest in as many as 15 wells (low-risk to PRC)

Hill #1, DeSoto Parish, Louisiana. James Lime Discovery , , Acreage: 640 acres PRC Interest: 10.0% Primary Objectives: James Lime Secondary Objective: None G P t ti lG 20 4 0 B f Arkansas MISSISSIPPI Gas Potential Gross: 2.0 - 4.0 Bcf Gas Potential Net: .30 Bcf “In Ground” Value $750,000* Texas LOUISIANA “In Ground” Value* = Net Un-Risked x $2.50/mcf - Successful well with 3 - 5,000’ laterals should drain full 640 acre lease - Hill #1 cut 18 or 19 producing fractures; typical well might have 6 or 7 fractures - Turned to sales January 2, 2007 at initial rate of 3,760 mcf per day

Potential Acquisition Acreage: 15,000 acres (+/-) C % Williston Basin, North Dakota. Water Flood Projects PRC Interest: Approx 43.5% WI Primary Objective: Madison Group Secondary Objective: Bakken Oil Potential 100%: 25.0 MMBo Oil Net Potential: 10.4 MMbo Potential Wells: 158 (Producing) “In Ground” Value $171 Million* 2007 Plan: New Horizontals *PV 10 Value as determined by Cawley Gillespie @ $60/bbl - Immediate production; 300 bbls per day - New horizontal drilling in re-pressurized fields - Currently flooding 5 of 15 fields - Excellent nearby analog water flood results - 150(+) producing wells As previously disclosed in its quarterly report filed with the SEC on November 14, 2006, the Company is pursuing the acquisition of 50% of the interest in the Williston Basin wells and acreage currently owned by the seller . The parties expect the transaction to close, assuming satisfaction of certain conditions, including the Company's ability to acquire the $60 million of financing required to acquire and develop the Williston Basin properties, before end Q1, 2007.

Water Flood Implementation Process A ti it UFinelidtize Re-pressure DHroirllizontals Secondary Tertiary p Reservoir y Recovery y Recovery 6 months | 3 years | 6 months | 10-20 years | … Activity Timeline Current Status of Fields ⑀⍼ 1. X Field Horizontals ⑀⍼ 5. ⑀⍼ 6 ⑀⍼ 2. ⑀⍼ 4. ⑀⍼ 3. X X X X X 3.0 $ 30 ⑀⍼ 8. ⑀⍼ 9. 6. ⑀⍼ 10. ⑀⍼ 7. X X X X 2.5 boe/d) $25 PROB PUD PDP ⑀⍼ 11. ⑀⍼ 12. ⑀⍼ 13. ⑀⍼ 14. 15 X X X X 1.5 2.0 Net Production (Mb $15 $20 Capital Expenditur Total Capex ⑀⍼ 15. X 0.5 1.0 Average Daily $5 $10 res ($MM) 0.0 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 $0

Williston Basin - Water Flood Implementation Process

- Implementation will be staged, with 4 fields already nearing commencement of horizontal drilling and 11 other fields in various stages of unitization and reservoir re-pressurization
- Normal water flood process :
  1. Unitize producing field
  2. Convert some producing wells into injection wells
  3. Drill water source wells (if needed)
  4. Drill horizontal legs for new production once reservoir has been re-pressurized



~10,600,000 BBLS
Reserve Class
PROBABLE
PUD
PDP
PROBABLE
PUD
PDP
PROBABLE
PUD
PDP
PDP
Status Today
Pressure Response Increases PUDs
PUDs Drilled PDP Increases
Fully Developed All PDP

PRC Un-Risked Reserve Potential Gross Acres Estimated Recoverable Per Well Estimated Wells Gross Un-Risked Reserves PRC Position PRC’s Un-Risked Reserves Drilling Prospect Portfolio New Albany Shale - KY 72,000 0.60 Bcf 1,200 720 Bcf 10.00% 54.0 Bcf Ozona - TX (Gas) 18,100 0.70 Bcf 450 315 Bcf 10.00% 23.6 Bcf Ozona - TX (Oil) 50 Mbbl 100 5,000 Mbbl 10.00% 375.0 Mbbl Gulf of Mexico 65,000 Varies 20 Varies Varies 4.0 Bcf Uinta Basin - UT 20,300 0.50 Bcf 100 50 Bcf 25.00% 10.0 Bcf Palo Duro - TX 33,000 1.50 Bcf 100 150 Bcf Varies 30.0 Bcf Total (Natural Gas) 208,400 1,870 1,235 Bcf 121.6 Bcf Total (Oil) 50 Mbbl 100 5,000 Mbbl 375 Mbbls Prospective Acquisition Williston Basin Water Flood 15,000 156.3 Mbbl 160 25,000 Mbbl 50.0% 10,600 Mbbl Total Drilling and Acquisition Natural Gas 208,400 1,870 1,235 Bcf 121.6 Bcf Oil 160 30,000 Mbbl 10,975 Mbbl

Valuation Model of Un-Risked Reserve Potential

	Gross Un-Risked Reserves	PRC Position	PRC's Un-Risked Reserves	PRC's Un-Risked Revenue($MM)[1]	In-Ground Value ($MM)[2]
Drilling Prospect Portfolio					
New Albany Shale – KY	720 Bcf	10.00%	54.0 Bcf	$324.00	$135.00
Ozona – TX (Gas)	315 Bcf	10.00%	23.6 Bcf	$141.75	$59.06
Ozona – TX (Oil)	5,000 Mbbls	10.00%	375.0 Mbbls	$18.75	$5.63
Gulf of Mexico	Varies	Varies	4.0 Bcf	$24.00	$10.00
Uinta Basin – UT	50 Bcf	25.00%	10.0 Bcf	$60.00	$25.00
Palo Duro – TX	150 Bcf	25.00%	30.0 Bcf	$180.00	$75.00
Total (Natural Gas)	1,235 Bcf		121.6 Bcf	$729.75	$304.06
Total (Oil)	5,000 Mbbls		375 Mbbls	$18.75	$5.63
Prospective Acquisition					
Williston Basin Water Flood	25,000 Mbbls	50.00%	9,375 Mbbls	$468.75	$140.63
Total					
Natural Gas	1,235 Bcf		121.6 Bcf	$729.75	$304.06
Oil	30,000 Mbbls		9,750 Mbbls	$487.50	$140.63
Grand Total				$1,217.35	$444.69

(1) PRC's Un-Risked Revenue is a modeling of future revenue potential illustrated by multiplying PRC's Un Risked Reserves by $6.00 per Mcf for gas or $50 per Bbl of oil. This is simply used to illustrate value of Un-Risked Reserve potential as expressed in terms of production using current prices for natural gas and oil production as of the date prepared. This is not intended as a forecast of actual future revenues.

(2) In Ground Value ("IGV") is a calculation designed to place a potential value on the net un risked reserves of projects or prospects in the ground. The IGV is calculated by multiplying the net un-risked reserves for a product or prospect, expressed in Mcf or Bbl as appropriate ("NUR") by a recent purchase price for reserves in the ground ("Price") paid by publicly traded companies. Price assumptions in the above model are $15.00 per BO and $2.50 per Mcf. Therefore, the formula would be represented as IGV = NUR x Price. For example, 1,000,000 BO un-risked reserves in the ground would yield an IGV of $15,000,000 (1,000,000 BO x $15.00/BO = $15,000,000).

IGV and Un-Risked Revenue are calculations based on un-risked reserves (usually prior to drilling) and this un-risked value is subject to being reduced by a myriad of risk factors. Some of the risks include, but are not limited to, geological risks, reservoir size, reservoir quality, drilling, completion, engineering, cost overrun, commodity pricing, and goods and services pricing. Each prospect will have its unique set of risks.

CAPEX Forecast 2007 #Wells Gross Cost per Well PRC % PRC’s Net Cost per Well Total Area / Project Ozona - TX 10 $800,000 10.00% $80,000 $800,000 New Albany Shale - KY (High Case) 100 $750,000 10.00% $75,000 $7,500,000 New Albany Shale - KY (Low Case) 50 $750,000 10.00% $75,000 $3,750,000 Gulf of Mexico 6-10 $4,000,000 Uinta Basin - UT 0 0 Palo Duro Basin - TX 0 0 Other $2,500,000 Total (High Case) 120 $14,800,000 Total (Low Case) 70 $11,050,000

Contact Information Petro Resources Corporation 5100 Westheimer, Suite 200 Houston, TX 77056 Office: 713-968-9282 Fax: 713-968-9283 Website: www.petroresourcescorp.com ⑀⍽ Wayne P. Hall - CEO whall@petroresourcescorp.com ⑀⍽ Donald L. Kirkendall - President dkirk@petroresourcescorp.com Analyst Report: J.M Dutton & Associates, LLC www.duttonassociates.com